SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 4, 2024

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.05 per share	SCND	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c)

On March 4, 2024, the Board of Directors (the “Board”) of the Scientific Industries Inc. (the “Company”) appointed John Nicols (i) as a Class C Director of the Company, (ii) a member of the Board’s audit committee and (iii) a member of the Board’s compensation committee. On March 4, 2024, Mr. Nicols was appointed to (i) hold a Board of Directors seat at each of Scientific Bioprocessing Holdings, Inc. (“SBHI”) and Scientific Bioprocessing (“SBI”) and (ii) to serve as the Chairman of the Board of Directors of SBI.

Mr. Nicols, age 59, has been a consultant and advisor to the Company's Bioprocessing Systems Operations since September 2023. The Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description of this agreement is qualified in its entirety by reference to the full text of the agreement, which is incorporated by reference herein. Mr. Nicols, who is a National Association of Corporate Directors certified member, currently serves since April 2023 as chair on the board of directors of Antheia, Inc., a synthetic biology company and chair of the Board of Solve ME/CFS Initiative, a non-profit organization and advocacy group for chronic diseases since January 2015. From June 2012 to August 2022 Mr. Nicols was CEO of Codexis, Inc., a synthetic biology company.

As of the date of the appointment, the Company is not aware of any arrangement or understanding between Mr. Nicols and any other persons pursuant to which Mr. Nicols was appointed as a director. As of the date of the appointment, the Company is not aware of any family relationships between Mr. Nicols and any executive officer of the Company, or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement dated September 19, 2023, by and between the Company and Mr. Nicols.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: March 7, 2024	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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